UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 1, 2007 (November 1, 2007)
Date of Report (Date of Earliest Event Reported)

ALLTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allied Drive
Little Rock, Arkansas 72202
(Address of Principal Executive Offices including Zip Code)

(501) 905-8000
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The attached Exhibit 99(a) hereto (which is also incorporated by reference herein) provides updated information in respect of the debt financing relating to the previously announced proposed merger of Alltel Corporation and Atlantis Merger Sub, Inc., which description differs in certain respects from the financing described under “The Merger—Financing of the Merger” in Alltel Corporation’s proxy statement dated July 20, 2007.

Also attached hereto Exhibit 99(b) and incorporated by reference herein is a press release of Alltel Corporation dated November 1, 2007.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description
99(a)	Debt Financing Update
99(b)	Press Release Dated November 1, 2007 of Alltel Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL CORPORATION

By:	/s/ Sharilyn S. Gasaway
Name:	Sharilyn S. Gasaway
Title:	Executive Vice President - Chief Financial Officer

Date: November 1, 2007

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